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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   April 28, 2003




                             OTTER TAIL CORPORATION
             (Exact name of registrant as specified in its charter)


        Minnesota                     0-00368                    41-0462685
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


215 South Cascade Street, P.O. Box 496, Fergus Falls, MN     56538-0496
   (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (866) 410-8780



         (Former name or former address, if changed since last report.)






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ITEM 9. REGULATION FD DISCLOSURE.

     Reference is made to the Registrant's Press Release, dated April 28, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              OTTER TAIL CORPORATION
Date: April 28, 2003

                                              By /s/ Kevin G. Moug
                                                 -----------------
                                                 Kevin G. Moug
                                                 Chief Financial Officer
                                                 and Treasurer

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                                  EXHIBIT INDEX


Exhibit    Description of Exhibit
-------    ----------------------

   99.1    Press release, dated April 28, 2003





















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